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                                                                    EXHIBIT 10.2

                            NONCOMPETITION AGREEMENT

         THIS NONCOMPETITION AGREEMENT (this "Agreement") made as of the ____day of February, 1997, by and between SUN COAST HOLDINGS, INC., a Nevada corporation ("Sun Coast"), and PLASTICS MANUFACTURING COMPANY, a Nevada corporation ("PMC") (Sun Coast and PMC are sometimes referred to herein, collectively, as the "Sun Coast Parties"), and Carlisle FoodService Products Incorporated, a Delaware corporation ("Carlisle");

                              W I T N E S S E T H

         WHEREAS, pursuant to that certain Agreement for Purchase and Sale of Assets dated as of February 25, 1997, between the Sun Coast Parties and Carlisle (the "Asset Agreement"), Carlisle is acquiring from the Sun Coast Parties certain assets on the terms and conditions specified in the Asset Agreement; and

         WHEREAS, as a mutual condition of the obligations of the Sun Coast Parties and Carlisle to consummate the transactions contemplated under the Asset Agreement and as an integral part of the Asset Agreement, the Sun Coast Parties have agreed to enter into this Agreement; and

         WHEREAS, the protections afforded by this Agreement are necessary in order for Carlisle to protect its business interests and the value of the assets acquired pursuant to the Asset Agreement; and

         WHEREAS, the Sun Coast Parties acknowledge and agree that this Agreement places on them limitations as to the business or investment activities they may pursue as well as the time during which and the geographic area over which such limitations will remain in effect, which limitations are deemed by the Sun Coast Parties and Carlisle to be reasonable and no greater than are necessary under the circumstances to protect their business interests and the value of the assets acquired pursuant to the Asset Agreement;
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         NOW, THEREFORE, in consideration of the premises, the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

         1. Defined Terms. Capitalized terms that are used but not defined herein shall have the respective meanings assigned to such terms in the Asset Agreement.

         2.      Noncompetition:  Sun Coast Parties.

         (a) In consideration of the benefits to Sun Coast Parties under, and as an integral part of, the Asset Agreement, the Sun Coast Parties agree that during the three-year period commencing on the date hereof (the "Restricted Period"), the Sun Coast Parties shall not, directly or indirectly, and regardless of the reason for engaging in any such activities:

                 (i) in North America, own, manage, operate, control, invest or acquire an interest in, or otherwise engage or participate in (whether as an owner, member, partner, stockholder, consultant, joint venture, investor, representative or other participant) any business or entity that conducts a business or operation that is the same or substantially similar to the Business as defined in the Asset Agreement (the "Business"); provided, however, that the forgoing provisions shall not prohibit the Sun Coast Parties from being a passive investor in any publicly traded entity that conducts a business or operation the same or substantially similar to the Business as long as any such investment does not exceed five percent of the outstanding equity securities of such entity; and provided further, however, that notwithstanding the foregoing restrictions the Sun Coast Parties shall be permitted to own, manage, operate, control, invest or acquire an interest in, or otherwise engage or participate in any business or entity that conducts a business or operation of the type described on Exhibit A attached hereto, generally described as the retail





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         tableware business (such permitted business hereinafter referred to as the "Permitted Activity");

                 (ii) except with respect to the Permitted Activity, attempt in any manner to solicit from any customer or other business relationship of Carlisle business of the type performed by Carlisle for such party in the Business or to persuade any such party to cease to do such business or to reduce the amount of such business which any such party contemplates doing with Carlisle, whether or not the relationship between Carlisle and any such party was originally established in whole or in part through the efforts of the Sun Coast Parties; or

                 (iii) except with respect to the Permitted Activity, render to or for any customer or other business relationship of Carlisle any services of the type rendered by Carlisle using the assets acquired pursuant to the Asset Agreement; or.

                 (iv) employ, solicit, encourage, entice or induce any person who is an employee of or to the Business at any time on or after the date hereof to terminate his or her relationship with the Business.

         (b) If the Sun Coast Parties commit a breach or are about to commit a breach of any of the provisions of the Section 2(a), Carlisle shall have the right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction without being required to post bond or other security and without having to prove the inadequacy of any other available remedies, it being acknowledged and agreed that any such breach will cause irreparable injury to Carlisle and that money damages will not provide an adequate remedy to Carlisle. In addition, Carlisle may take all such other actions and remedies available to it or them in law or in equity and shall be entitled to such damages as it or they can show it or they have sustained by reason of such breach.





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         3.      Reasonableness of Limitations.  The Sun Coast Parties
acknowledge that the type and required for the protection of Carlisle and the Business and the value of the assets acquired by Carlisle pursuant to the Asset Agreement. Further, the time, scope, geographic area and other provisions of
Section 2 have been specifically negotiated by sophisticated parties and are given as an integral part of the Asset Agreement. If any of the covenants in
Section 2, or any part thereof, is hereafter construed to be invalid or unenforceable, it is the intention of the parties that the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions. If any of the covenants contained in Section 2, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall reduce the duration and/or areas of such provision such that, in its reduced form, said provision shall then be enforceable.

         4. Notices. All notices, request, demands and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service or (iv) sent by telecopy or facsimile transmission, answer back requested, to the parties at the following addressees (or at such other addresses as shall be specified by the parties by like notice):

                 If to Carlisle:

                          Carlisle FoodService Products, Incorporated
                          2100 Sanders Road, Suite 120
                          Northbrook, IL 60062-6143
                          Attn: Robert K. Parmacek
                          Telefax: 847-564-0416





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                 Copy to:

                          Carlisle FoodService Products, Incorporated
                          12 N. E. 36th Street
                          Oklahoma City, OK 73152-3006 (FedEx)
                          Attention David M. Shannon, Jr.
                          Telefax: 405-528-6338

                          Carlisle Companies Incorporated
                          250 South Clinton Street, Suite 201
                          Syracuse, NY 13202
                          Attn: Secretary and General Counsel
                          Telefax: 315-474-2008

                 If to the Sun Coast Parties:

                          c/o Sun Coast Holdings, Inc.
                          2700 South Westmoreland Avenue
                          Dallas, Texas 75233
                          Attention Eddie M. Lesok
                          Telefax: 214-467-7104

         Such notices, requests, demands and other communications shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received.

         5. Severability. Every provision in this Agreement is intended to be severable. In the event that any provisions of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remaining provisions of this Agreement.

         6. Headings. The headings of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.





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         7.      No Waiver.  The failure of any party to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future.
No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any obligation hereunder.

         8. Amendment. This Agreement may be changed, modified or amended only by an instrument in writing duly executed by all of the parties hereto. Any such amendment shall be effective as of such date as may be determined by the parties hereto.

         9. Choice of Law; The terms and provisions of Section 10.2 (regarding choice of law) of the Asset Agreement shall be applicable to this Agreement and are incorporated herein for such purpose.

         10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         11. Successors and Assigns. The parties hereto acknowledge that the Sun Coast Parties on the one hand, Carlisle on the other, acting in concert, shall have the right to assign any or all of their rights and obligations under this Agreement to any affiliates, successors and assigns, and this agreement will inure to the benefit of, and be binding upon, such respective affiliates, successors and assigns, in the same manner and to the same extent as if such affiliates, successors and assigns were original parties hereto provided that no such assignment shall relieve any party of its obligations hereunder.
                                    *******





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         IN WITNESS WHEREOF, each of Sun Coast, PMC, and Carlisle FoodService
Products, Incorporated has caused this Agreement to be executed on its behalf by its duly authorized officer as of the date first above written.

"Sun Coast"
Sun Coast Holdings, Inc.

By
  ---------------------------------------------
Name:
     ------------------------------------------
Title:
      -------------------------------------------


"PMC"
Plastics Manufacturing Company

By
  ---------------------------------------------
Name:
     ------------------------------------------
Title:
      -------------------------------------------


"Carlisle"
Carlisle FoodService Products, Incorporated

By
  ---------------------------------------------
Name:
     ------------------------------------------
Title:
      -------------------------------------------





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                                   EXHIBIT A

                               PERMITTED ACTIVITY

Manufacture, marketing and sale of plastic and melamine tableware to customers for resale to the public, for use in the premium business and in the business of children's art work known as Small Fry.